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                   Supplement dated January 29, 1999 to the
                     Supplement dated December 21, 1998 to
    the Prospectus for Pacific Select Fund Dated May 1, 1998 ("Prospectus")

  Russell C. Platt no longer serves as Portfolio Manager to the REIT Portfolio. Theodore R. Bigman and Douglas A. Funke now share primary responsibility for managing the assets of the REIT Portfolio.

The section entitled "Who at Morgan Stanley manages the REIT Portfolio?" in the supplement dated December 21, 1998 is amended by removing all references to Russell C. Platt and adding the following:

  Douglas A. Funke joined Morgan Stanley & Co. Incorporated in 1993 as a Financial Analyst. Currently, he is Vice President of Morgan Stanley and is responsible for providing research and analytical support for Morgan Stanley's real estate securities investment business. Prior to joining Morgan Stanley, he was a member of Morgan Stanley & Co. Incorporated's Interest Rate and Foreign Exchange Risk Management Group, where he assisted in the execution of more than $3 billion of structured financings and firm-related risk management projects. He graduated from the University of Chicago in 1993 with a B.A. in Economics and Political Science. He is a member of the National Association of Real Estate Investment Trusts and the New York Society of Securities Analysts.

Form No. 15-21489-00
Form No. VA012999